MuniAssets
Fund, Inc.


[FUND LOGO]
STRATEGIC
         Performance


Annual Report
May 31, 1997


This report, including the financial information herein, is transmitted to the shareholders of MuniAssets Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.


MuniAssets
Fund, Inc.
Box 9011
Princeton, NJ
08543-9011                                                #16716 -- 5/97

[RECYCLE LOGO]
Printed on post-consumer recycled paper



MuniAssets Fund, Inc.

Officers and
Directors

Arthur Zeikel, President and Director
Joe Grills, Director
Walter Mintz, Director
Robert S. Salomon Jr., Director
Melvin R. Seiden, Director
Stephen B. Swensrud, Director
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
Donald C. Burke, Vice President
Kenneth A. Jacob, Vice President
Gerald M. Richard, Treasurer
Patrick D. Sweeney, Secretary

Custodian
The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agent
The Bank of New York
101 Barclay Street, 22W
New York, NY 10286

NYSE Symbol
MUA



MuniAssets Fund, Inc., May 31, 1997

DEAR SHAREHOLDER

For the year ended May 31, 1997, MuniAssets Fund, Inc. earned
$0.839 per share income dividends, which included earned and unpaid dividends of $0.072. This represents a net annualized yield of 5.92%, based on a month-end per share net asset value of $14.16. Over the same period, the Fund's total investment return was +10.11%, based on a change in per share net asset value from $13.74 to $14.16, and assuming reinvestment of $0.839 per share income dividends.

For the six-month period ended May 31, 1997, the Fund's total investment return was +3.54%, based on a change in per share net asset value from $14.13 to $14.16 and assuming reinvest-ment of $0.415 per share income dividends.

The Municipal Market
Environment
Long-term municipal bond yields rose slightly during the six months ended May 31, 1997. However, both taxable and tax-exempt bond yields exhibited considerable volatility during the six-month period. By mid-January 1997, municipal bond yields had risen over 20 basis points (0.20%) to over 6% as investors reacted negatively to reports of progressively stronger domestic economic growth. However, a continued lack of any material inflationary pressures allowed bond yields to decline to their prior levels by late February.

Bond yields rose again as investors became increasingly concerned that the US domestic economic strength seen thus far in 1997 would continue and that the increase in short-term interest rates administered by the Federal Reserve Board (FRB) in late March would be the first in a series of such moves designed to slow the US economy before any dormant inflationary pressures were awakened. Long-term tax-exempt bond yields rose approximately 35 basis points to almost 6.15% by mid-April. Similarly, long-term US Treasury bond yields rose over 55 basis points over the same period to 7.16%. However, in late April economic indicators were released showing that, despite considerable economic growth, any inflationary pressures, particularly those associated with wage increases, were well-contained and of no immediate concern. Fixed-income bond prices staged a significant rally for the remainder of the six-month period ended May 31, 1997 with long-term US Treasury bond yields falling nearly 25 basis points to end the month at 6.90%. Municipal bond yields, as measured by the Bond Buyer
Revenue Bond Index, declined over 20 basis points to stand at 6.01% by May 31, 1997.

As in recent quarters, the relative stability of long-term tax-exempt bond yields was supported by low levels of new municipal bond issuance. Over the six months ended May 31, 1997, approximately $90 billion in long-term tax-exempt bonds was underwritten, a decline of more than 3% versus the corresponding period a year earlier. During the three months ended May 31, 1997, $45 billion in new long-term municipal bonds was issued, a 5% decline in issuance as compared to the three-month period ended May 31, 1996. Overall investor demand has remained strong, particularly from property and casualty insurance companies and individual retail investors. In recent years, investor demand has increased whenever tax-exempt bond yields have approached or exceeded the 6% level as they have in the past few months. Additionally, during the coming June and July, municipal bond market investors are expected to receive over $50 billion in payment from tax-exempt bond maturities, coupon payments, and the proceeds from advance and current refundings. It is likely that, despite the continued allure of the US equity market, much of the assets will be reinvested in tax-advantaged products suggesting that investor demand will remain strong in the coming months.

Additionally, in recent months much of the new bond issuance was dominated by a number of larger issues. These included $710 million in New York City water bonds, $600 million in state of California bonds, $1 billion in New York City general obligation bonds, $435 million in Dade County, Florida water and sewer revenue bonds, $450 million in Puerto Rico Electric Authority issues, and $930 million in Port Authority of New York and New Jersey issues. These bonds have typically been issued in states with relatively high state income taxes and consequently generally were underwritten at yields that were relatively unattractive to residents in other states. This has exacerbated the general decline in overall issuance in recent years, making the decrease in supply even more dramatic for general market investors.

The present economic situation remains nearly ideal. The domestic economy continues to grow steadily with little, if any, sign of a resurgence in inflation. Recent economic growth generated considerable unexpected tax revenues for the Federal government. Forecasts for the 1997 Federal fiscal deficit were reduced to under $100 billion, a level not seen since the early 1980s. Such a reduced Federal deficit enhances the prospect for a balanced Federal budget. All of these factors support a scenario of steady, or even falling, interest rates in the coming years. Present annual estimates of future municipal bond issuance remain centered around $175 billion, indicating that the current relative scarcity of tax-exempt bonds should continue for at least the remainder of the year. Should interest rates begin to decline later this year, either as the result of a balanced Federal budget or continued benign inflation, investors are unlikely to be able to purchase long-term municipal bonds at their currently attractive levels.

Portfolio Strategy
While interest rates failed to continue to decline as we had been expecting six months ago, long-term tax-exempt securities, particularly those in the high-yield sector, held their value surprisingly well considering the volatility experienced in the Treasury market. A lack of high-yield municipal bonds in the new-issue market coupled with heightened demand for these bonds allowed this sector to successfully weather periods of instability and contributed directly to the Fund's relatively resilient net asset value. As a consequence, we were able to maintain a fully invested posture, thereby ensuring a stable dividend stream throughout the six-month period ended May 31, 1997.

Despite relatively low volume in the tax-exempt high-yield market, we successfully purchased $15.8 million in bonds bearing an average weighted yield of 7.73%. An example of one purchase is bonds issued by Tucson Electric Power Company. This investor-owned utility is currently emerging from serious financial straits dating back to the early 1990s and is demonstrating signs of continued improvement in its credit characteristics. In addition, the purchase reflects a continuation of our focus on corporate-related debt, a sector in which we have experienced a high degree of success resulting in an enhanced degree of performance relative to industry benchmarks.

In the past, we have alluded to the narrowing of credit spreads, particularly in the area of healthcare, and the influence this has had on portfolio strategy. We continue to maintain healthcare holdings close to the minimum levels allowable by the prospectus. The compressed nature of credit spreads in the tax-exempt arena is largely attributable to the positive technical environment described earlier. However, the buoyant state of the economy also plays a significant role, since favorable earnings have improved the credit outlook for a broad cross section of corporate issuers. It would seem that the current situation is unlikely to reverse unless the economy exhibits signs of a marked slowdown. Currently, no such slowdown appears imminent, and we are comfortable maintaining the current credit structure of the portfolio.

In Conclusion
We appreciate your investment in MuniAssets Fund, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,

/S/ARTHUR ZEIKEL
Arthur Zeikel
President

/S/VINCENT R. GIORDANO
Vincent R. Giordano
Senior Vice President

/S/THEODORE R. JAECKEL JR.
Theodore R. Jaeckel Jr.
Portfolio Manager

July 2, 1997



MuniAssets Fund, Inc., May 31, 1997


SCHEDULE OF INVESTMENTS                                                                                             (in Thousands)

                S&P    Moody's   Face                                                                                     Value
STATE         Ratings  Ratings  Amount                                    Issue                                         (Note 1a)

Alabama -- 4.4%  AA      Aa    $1,390  Birmingham, Alabama, Special Care Facilities Financing Authority, Revenue
                                       Refunding Bonds (Daughter's Charity - Saint Vincents), 5% due 11/01/2025             $1,247
                 B+      NR*    1,420  Brewton, Alabama, IDB, PCR, Refunding (Container Corporation American Project),
                                       8% due 4/01/2009                                                                      1,529
                 BBB-    Baa3   3,500  Mobile, Alabama, IDB, Solid Waste Disposal, Revenue Refunding Bonds (Mobile Energy
                                       Services Co. Project), 6.95% due 1/01/2020                                            3,725

Alaska -- 1.4%   NR*     NR*    2,000  Valdez, Alaska, Marine Terminal Revenue Refunding Bonds (Amerada Hess Pipeline
                                       Corporation), 6.10% due 2/01/2024                                                     1,990

Arizona --
1.7%             B-      B2     2,500  Coconino County, Arizona, PCR (Tucson Electric Power Navajo Corporation), Series B,
                                       7% due 10/01/2032                                                                     2,573

California --
5.9%             NR*     NR*    3,305  Long Beach, California, Redevelopment Agency, M/F Housing Revenue Bonds (Pacific
                                       Court Apartments), AMT, Issue B, 6.80% due 9/01/2013                                  2,148
                 AA      Aa     2,000  Metropolitan Water District, Southern California, Waterworks Revenue Bonds, RIB,
                                       7.905% due 8/05/2022 (c)                                                              2,030
                 NR*     NR*    1,890  Pleasanton, California, Joint Powers Financing Authority, Reassessment Subordinated
                                       Revenue Bonds, Sub-Series B, 6.60% due 9/02/2008                                      1,987
                 NR*     NR*   11,500  San Joaquin Hills, California, Transportation Corridor Agency, Toll Road Revenue
                                       Bonds, Senior Lien, 6.60% due 1/01/2022 (e)                                           2,479

Colorado --
6.6%             NR*     Baa    2,500  Arapahoe County, Colorado, Capital Improvement Trust Fund, Highway Revenue Bonds
                                       (SR-E-470 Project), Series B, 7% due 8/31/2026                                        2,681
                 NR*     NR*    1,000  Colorado Postsecondary Educational Facilities Authority Revenue Bonds (Colorado
                                       Ocean Journey Inc. Project), 8.30% due 12/01/2017                                     1,022
                 NR*     NR*    2,500  Denver, Colorado, Urban Renewal Authority, Tax Increment Revenue Bonds (Downtown
                                       Denver), AMT, Series A, 7.75% due 9/01/2016                                           2,521
                 NR*     NR*    3,275  Mountain Village Metropolitan District, Colorado, San Miguel County, 7.40%
                                       due 12/15/2013                                                                        3,552

Connecticut --
1.3%             NR*     NR*    1,920  Eastern Connecticut, State Regional Educational Service Center, 6.50%
                                       due 5/15/2009                                                                         1,975

District of      B-      NR*    2,000  District of Columbia, COP, 6.875% due 1/01/2003                                       2,090
Columbia --
1.4%

Georgia --
3.4%             NR*     NR*    1,900  Hancock County, Georgia, COP, 8.50% due 4/01/2015                                     2,069
                 NR*     NR*    1,380  Rockdale County, Georgia, Development Authority, Solid Waste Disposal Revenue Bonds
                                       (Visy Paper Inc. Project), AMT, 7.40% due 1/01/2016                                   1,423
                 NR*     NR*    1,500  Savannah, Georgia, EDA, IDR (Stone Container Corporation Project), AMT, 7.40%
                                       due 4/01/2026                                                                         1,516

Illinois --
11.6%            A1+     Aa3    2,215  Illinois Development Finance Authority Revenue Bonds (Presbyterian Home Lake),
                                       Series B, 6.40% due 9/01/2031                                                         2,305
                 NR*     NR*    2,400  Illinois Development Finance Authority Revenue Bonds (Primary Health Care Centers -
                                       Facilities Acquisition Program), 7.50% due 12/01/2006                                 2,424
                                       Illinois Health Facilities Authority Revenue Bonds:
                 BBB+    NR*    1,000  (Community Hospital of Ottawa Project), 6.75% due 8/15/2014                           1,042
                 BBB+    NR*    2,000  (Community Hospital of Ottawa Project), 6.85% due 8/15/2024                           2,091
                 A       A2     2,000  (Edward Hospital Association Project), 7% due 2/15/2022                               2,128
                 NR*     Baa1   2,150  (Holy Cross Hospital Project), 6.70% due 3/01/2014                                    2,230
                 A       A3     1,250  Refunding (Riverside Health System), Series A, 6% due 11/15/2018                      1,256
                 BBB     NR*    1,485  Refunding (Saint Elizabeth's Hospital of Chicago), 7.625% due 7/01/2010               1,630
                 BBB-    NR*    2,000  Metropolitan Pier and Exposition Authority, Illinois, Hospitality Facilities Revenue
                                       Bonds (McCormick Place Convention), 6.25% due 7/01/2017                               2,026

Indiana --
2.2%             NR*     A2     3,000  Indiana Health Facility Financing Authority, Hospital Revenue Refunding Bonds
                                       (Saint Anthony Medical Center), Series A, 7% due 10/01/2017                           3,224

Iowa --
1.4%             BB+     NR*    1,000  Des Moines County, Iowa, IDR, Refunding (U.S. Gypsum Company Project), 7.20%
                                       due 11/01/2007                                                                        1,069
                 NR*     NR*      800  Iowa Finance Authority, Health Care Facilities, Revenue Refunding Bonds (Care
                                       Initiatives Project), 9.25% due 7/01/2025                                               943

Louisiana --
5.0%             NR*     Baa2   1,700  Lake Charles, Louisiana, Harbor and Terminal District, Port Facilities Revenue
                                       Refunding Bonds (Trunkline Long Company Project), 7.75% due 8/15/2022                 1,928
                 BB+     NR*    1,600  New Orleans, Louisiana, IDB, IDR, Refunding (U.S. Gypsum Company Project),
                                       7.20% due 10/01/2007                                                                  1,709
                 BB      NR*    3,500  Port New Orleans, Louisiana, IDR, Refunding (Continental Grain Company Project),
                                       7.50% due 7/01/2013                                                                   3,762

Maryland --
2.4%             NR*     NR*    3,000  Maryland State Energy Financing Administration, Limited Obligation Revenue Bonds
                                       (Cogeneration - AES Warrior Run), AMT, 7.40% due 9/01/2019                            3,139
                 A1+     VMIG1+   400  University of Maryland Revenue Bonds (Equipment Loan Program), VRDN, Series A,
                                       3.80% due 7/01/2015 (a)                                                                 400

Massachusetts --                       Massachusetts State Health and Educational Facilities Authority Revenue Bonds:
7.8%             NR*     B        960  (New England Memorial Hospital Project), Series C, 7% due 4/01/2014                     882
                 A-      NR*    1,000  Refunding (Melrose - Wakefield Hospital), Series B, 6.25% due 7/01/2012               1,029
                                       Massachusetts State Industrial Finance Agency Revenue Bonds:
                 NR*     B1     2,930  (Bay Cove Human Services Inc.), 8.375% due 4/01/2019                                  3,202
                 BBB     Ba1    1,865  (Vinfen Corporation), 7.10% due 11/15/2018                                            1,964
                 NR*     NR*    4,000  Massachusetts State Port Authority, Special Project Revenue Bonds (Harborside Hyatt
                                       Project), AMT, 10% due 3/01/2026                                                      4,453

Michigan --
4.1%                                   Michigan State Hospital Finance Authority, Revenue Refunding Bonds, Series A:
                 A       A2     2,900  (Detroit Medical Center Obligation Group), 6.50% due 8/15/2018                        3,060
                 AA      Aa2    1,500  (Henry Ford Health Systems), 5.25% due 11/15/2025                                     1,400
                 NR*     NR*    1,500  Wayne Charter County, Michigan, Special Airport Facilities, Revenue Refunding Bonds
                                       (Northwest Airlines, Inc.), 6.75% due 12/01/2015                                      1,552

Minnesota --
0.7%             AA+     Aa2    1,000  Minnesota State, HFA, S/F Mortgage, Series Q, 6.70% due 1/01/2017                     1,050

Missouri --
2.3%             BBB-    NR*    1,705  Joplin, Missouri, IDA, Hospital Facilities Revenue Refunding and Improvement Bonds
                                       (Tri-State Osteopathic), 8.25% due 12/15/2014                                         1,861
                 NR*     Baa    1,500  Missouri State Health and Educational Facilities Authority, Health Facilities
                                       Revenue Bonds (Jefferson Memorial Hospital Obligation Group), 6.80% due 5/15/2025     1,547

New Jersey --
5.0%                                   Camden County, New Jersey, Improvement Authority, Lease Revenue Bonds (Holt
                                       Hauling and Warehousing), Series A:
                 NR*     NR*    1,000  9.625% due 1/01/2011                                                                  1,101
                 NR*     NR*    3,800  9.875% due 1/01/2021                                                                  4,229
                 NR*     NR*    1,000  New Jersey, EDA, IDR, Refunding (Newark Airport Marriott Hotel), 7%
                                       due 10/01/2014                                                                        1,044
                 NR*     NR*    1,000  New Jersey, EDA, Revenue Bonds (First Mortgage - Cranes Mill Project), Series A,
                                       7.375% due 2/01/2017                                                                  1,001

New Mexico --
0.5%             A1+     P1       700  Farmington, New Mexico, PCR (Arizona Public Service Co.), VRDN, AMT, Series C,
                                       4.20% due 9/01/2024 (a)                                                                 700

New York --
5.7%                                   New York City, New York, GO, UT, Series B:
                 BBB+    Baa1   1,000  Fiscal 92, 7% due 2/01/2016                                                           1,065
                 BBB+    Baa1      95  Sub-Series B-1, 7% due 8/15/2004 (d)                                                    108
                 BBB+    Baa1     235  Sub-Series B-1, 7.25% due 8/15/2004 (d)                                                 271
                 BBB+    Baa1     100  Sub-Series B-1, 7.375% due 8/15/2004 (d)                                                116
                 BBB+    Baa1   1,055  Sub-Series B-1, 7.375% due 8/15/2013                                                  1,167
                 BBB+    Baa1     905  Sub-Series B-1, 7% due 8/15/2016                                                        971
                 BBB+    Baa1     580  Sub-Series B-1, 7.25% due 8/15/2019                                                     642
                 NR*     NR*    1,500  Port Authority of New York and New Jersey, Special Obligation Revenue Bonds
                                       (Special Project - KIAC), AMT, Series 4, Fifth Installment, 6.75% due 10/01/2019      1,573
                                       Utica, New York, Public Improvement Bonds, UT:
                 CCC     B        700  9.25% due 8/15/2001                                                                     754
                 CCC     B        700  9.25% due 8/15/2002                                                                     761
                 CCC     B        700  9.25% due 8/15/2003                                                                     769
                 CCC     B        250  8.50% due 8/15/2015                                                                     269

North
Carolina --      AA      Aa3    1,000  North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds
0.60%                                  (Carolina Medicorp. Project), 5.25% due 5/01/2026                                       931

Oregon --
3.2%             AAA     Aaa    5,000  Oregon Health Sciences University Revenue Bonds, Series A, 5.93%
                                       due 7/01/2021(b)(e)                                                                   1,285
                 A1+     A3       300  Port St. Helen's, Oregon, PCR (Portland General Electric Company Project), VRDN,
                                       AMT, Series A, 4.15% due 8/01/2014 (a)                                                  300
                 NR*     NR*    1,000  Western Generation Agency, Oregon, Revenue Bonds (Wauna Cogeneration Project),
                                       Series A, 7.125% due 1/01/2021                                                        1,042
                 B+      NR*    2,000  Yamhill County, Oregon, PCR, Refunding (Smurfit Newsprint Corporation Project),
                                       8% due 12/01/2003                                                                     2,167

Pennsylvania --  BBB-    Baa3   1,250  Allegheny County, Pennsylvania, IDA, Environmental Improvement, Revenue Refunding
8.60%                                  Bonds (USX Corporation), Series A, 6.70% due 12/01/2020                               1,314
                 NR*     NR*    1,275  Lehigh County, Pennsylvania, General Purpose Authority Revenue Bonds (Wiley House
                                       Kids Peace), 8.75% due 11/01/2014                                                     1,327
                 NR*     Ba3    1,500  Montgomery County, Pennsylvania, IDA, Revenue Bonds (Pennsburg Nursing and
                                       Rehabilitation Center), 7.625% due 7/01/2018                                          1,559
                 NR*     NR*    3,000  Pennsylvania Economic Development Financing Authority, Recycling Revenue Bonds
                                       (Ponderosa Fibres Project), AMT, Series A, 9.25% due 1/01/2022                        2,557
                 NR*     NR*    1,455  Pennsylvania State Higher Educational Facilities Authority, Eastern College and
                                       University Revenue Refunding Bonds (Eastern College), Series A, 8% due 10/15/2015     1,550
                 NR*     NR*    4,000  Philadelphia, Pennsylvania, Authority for IDR, Refunding (Commercial Development -
                                       Philadelphia Airport), AMT, 7.75% due 12/01/2017                                      4,335

South
Carolina --      AA-     Aa3    4,100  Greenville, South Carolina, Hospital Systems, Hospital Facilities Revenue
2.60%                                  Refunding Bonds, Series B, 5.25% due 5/01/2023                                        3,857

Texas --
3.5%             BB      Ba     3,500  Odessa, Texas, Junior College District, Revenue Refunding Bonds, Series A, 8.125%
                                       due 12/01/2018                                                                        3,787
                 NR*     VMIG1+ 1,300  Southwest Texas, Higher Education Authority Incorporated, Revenue Refunding
                                       Bonds (Southern Methodist University), VRDN, 4.05% due 7/01/2015 (a)                  1,300

Vermont --
2.3%             NR*     NR*    3,065  Vermont Educational and Health Buildings Financing Agency Revenue Bonds
                                       (College of Saint Joseph's Project), 8.50% due 11/01/2024                             3,373

Virginia --
2.5%                                   Pittsylvania County, Virginia, IDA, Multi-Trade Revenue Bonds, AMT, Series A:
                 NR*     NR*    1,700  7.50% due 1/01/2014                                                                   1,803
                 NR*     NR*    1,000  7.55% due 1/01/2019                                                                   1,057
                 AAA     Aaa    1,000  Upper Occoquan, Virginia, Sewer Authority Regional Sewer Revenue Bonds, Series A,
                                       4.75% due 7/01/2029 (b)                                                                 859
                                                                                                                        ----------
                 Total Investments (Cost -- $139,551) -- 98.1%                                                             144,807

                 Other Assets Less Liabilities -- 1.9%                                                                       2,823
                                                                                                                        ----------
                 Net Assets -- 100.0%                                                                                     $147,630
                                                                                                                        ==========
                 (a) The interest rate is subject to change periodically based upon prevailing market rates.
                     The interest rate shown is the rate in effect at May 31, 1997.
                 (b) MBIA Insured.
                 (c) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at May 31, 1997.
                 (d) Prerefunded.
                 (e) Represents a zero coupon bond; the interest rate shown is the effective yield at the time of purchase by the Fund.
                 *   Not Rated.
                 +   Highest short-term rating by Moody's Investors Service, Inc.
                 Ratings of issues shown have not been audited by Deloitte & Touche LLP.

Portfolio        To simplify the listings of MuniAssets Fund, Inc.'s portfolio holdings in the Schedule
Abbreviations    of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

                 AMT  Alternative Minimum Tax (subject to)
                 COP  Certificates of Participation
                 EDA  Economic Development Authority
                 GO   General Obligation Bonds
                 HFA  Housing Finance Agency
                 IDA  Industrial Development Authority
                 IDB  Industrial Development Board
                 IDR  Industrial Development Revenue Bonds
                 M/F  Multi-Family
                 PCR  Pollution Control Revenue Bonds
                 RIB  Residual Interest Bonds
                 S/F  Single-Family
                 UT   Unlimited Tax
                 VRDN Variable Rate Demand Notes

                 See Notes to Financial Statements.





STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

                   As of May 31, 1997

Assets:            Investments, at value (identified cost -- $139,551,297) (Note 1a)                       $144,807,473
                   Cash                                                                                          33,307
                   Interest receivable                                                                        3,043,486
                   Deferred organization expenses (Note 1e)                                                      16,213
                   Prepaid expenses and other assets                                                              7,163
                                                                                                           ------------
                   Total assets                                                                             147,907,642
                                                                                                           ------------
Liabilities:       Payables:
                   Dividends to shareholders (Note 1f)                                           $125,885
                   Investment adviser (Note 2)                                                     72,984       198,869
                                                                                             ------------
                   Accrued expenses and other liabilities                                                        78,446
                                                                                                           ------------
                   Total liabilities                                                                            277,315
                                                                                                           ------------

Net Assets:        Net assets                                                                              $147,630,327
                                                                                                           ============
Capital:           Common Stock, par value $.10 per share; 200,000,000 shares authorized;
                   10,424,616 shares issued and outstanding (Note 4)                                         $1,042,461
                   Paid-in capital in excess of par                                                         148,421,136
                   Undistributed investment income -- net                                                       845,887
                   Accumulated realized capital losses on investments -- net (Note 5)                        (7,935,333)
                   Unrealized appreciation on investments -- net                                              5,256,176
                                                                                                           ------------
                   Total capital -- Equivalent to $14.16 net asset value per share of
                   Common Stock (market price -- $12.625)                                                  $147,630,327
                                                                                                           ============
                   See Notes to Financial Statements.





STATEMENT OF OPERATIONS

                    For the Year Ended May 31, 1997

Investment          Interest and amortization of premium and discount earned                                  $9,884,192
Income (Note 1d):

Expenses:           Investment advisory fees (Note 2)                                             $797,742
                    Professional fees                                                               59,170
                    Accounting services (Note 2)                                                    47,089
                    Directors' fees and expenses                                                    39,974
                    Listing fees                                                                    38,412
                    Printing and shareholder reports                                                30,838
                    Amortization of organization expenses (Note 1e)                                 15,212
                    Transfer agent fees (Note 2)                                                    13,442
                    Pricing fees                                                                    11,859
                    Custodian fees                                                                  11,636
                    Other                                                                           30,399
                                                                                              ------------
                    Total expenses                                                                             1,095,773
                                                                                                            ------------
                    Investment income -- net                                                                   8,788,419
                                                                                                            ------------

Realized &          Realized gain on investments -- net                                                        1,096,461
Unrealized          Change in unrealized appreciation on investments -- net                                    3,291,866
Gain on                                                                                                     ------------
Investments -- Net  Net Increase in Net Assets Resulting from Operations                                     $13,176,746
(Notes 1b, 1d & 3):                                                                                         ============

                    See Notes to Financial Statements.





STATEMENTS OF CHANGES IN NET ASSETS

                                                                                              For the Year Ended May 31,
                                                                                                 1997          1996
                   Increase (Decrease) in Net Assets:

Operations:        Investment income -- net                                                    $8,788,419    $9,092,773
                   Realized gain (loss) on investments -- net                                   1,096,461      (357,178)
                   Change in unrealized appreciation on investments -- net                      3,291,866       645,318
                                                                                             ------------  ------------
                   Net increase in net assets resulting from operations                        13,176,746     9,380,913
                                                                                             ------------  ------------

Dividends to       Investment income -- net                                                    (8,741,364)   (9,250,148)
Shareholders                                                                                 ------------  ------------
(Note 1f):         Net decrease in net assets resulting from dividends to shareholders         (8,741,364)   (9,250,148)
                                                                                             ------------  ------------

Common Stock       Offering costs resulting from reorganization                                        --      (105,274)
Transactions                                                                                 ------------  ------------
(Note 4):          Net decrease in net assets derived from Common Stock transactions                   --      (105,274)
                                                                                             ------------  ------------

Net Assets:        Total increase in net assets                                                 4,435,382        25,491
                   Beginning of year                                                          143,194,945   143,169,454
                                                                                             ------------  ------------
                   End of year*                                                              $147,630,327  $143,194,945
                                                                                             ============  ============
                   * Undistributed investment income -- net                                      $845,887      $798,832
                                                                                             ============  ============
                   See Notes to Financial Statements.





FINANCIAL HIGHLIGHTS

                                                                                                                    For the
                                                                                                                    Period
                    The following per share data and ratios have been derived                                      June 25,
                    from information provided in the financial statements                                          1993+ to
                                                                                     For the Year Ended May 31,     May 31,
                    Increase (Decrease) in Net Asset Value:                   1997         1996         1995         1994

Per Share           Net asset value, beginning of period                       $13.74       $13.73       $13.40       $14.18
Operating                                                                   ---------    ---------    ---------    ---------
Performance:        Investment income -- net                                      .84          .88          .87          .81
                    Realized and unrealized gain (loss) on investments --
                    net                                                           .42          .03          .33         (.66)
                                                                            ---------    ---------    ---------    ---------
                    Total from investment operations                             1.26          .91         1.20          .15
                                                                            ---------    ---------    ---------    ---------
                    Less dividends and distributions:
                    Investment income -- net                                     (.84)        (.89)        (.85)        (.74)
                    Realized gain on investments -- net                            --           --           --         (.15)
                                                                            ---------    ---------    ---------    ---------
                    Total dividends and distributions                            (.84)        (.89)        (.85)        (.89)
                                                                            ---------    ---------    ---------    ---------
                    Capital charge resulting from issuance of Common Stock         --         (.01)        (.02)        (.04)
                                                                            ---------    ---------    ---------    ---------
                    Net asset value, end of period                             $14.16       $13.74       $13.73       $13.40
                                                                            =========    =========    =========    =========
                    Market price per share, end of period                     $12.625      $12.375      $11.875       $12.25
                                                                            =========    =========    =========    =========
Total Investment    Based on net asset value per share                          10.11%        7.46%        9.93%         .83%++++
Return:**                                                                   =========    =========    =========    =========
                    Based on market price per share                              9.01%       11.91%        4.00%      (12.87%)++++
                                                                            =========    =========    =========    =========
Ratios to Average   Expenses, net of reimbursement                                .76%         .55%         .50%         .20%*
Net Assets:                                                                 =========    =========    =========    =========
                    Expenses                                                      .76%         .77%         .85%         .85%*
                                                                            =========    =========    =========    =========
                    Investment income -- net                                     6.06%        6.24%        6.54%        6.12%*
                                                                            =========    =========    =========    =========
Supplemental        Net assets, end of period (in thousands)                 $147,630     $143,195     $143,169      $64,154
Data:                                                                       =========    =========    =========    =========
                    Portfolio turnover                                          45.15%       42.72%       55.51%      101.59%
                                                                            =========    =========    =========    =========
                    *    Annualized.
                    **   Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.
                    +    Commencement of Operations.
                    ++++ Aggregate total investment return.

                    See Notes to Financial Statements.




                                   MuniAssets Fund, Inc., May 31, 1997

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
MuniAssets Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MUA. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds are traded primarily in the over-the-counter markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained by the Fund's pricing service from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges or, lacking any sales, at the last available bid price. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments -- The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

[bullet] Financial futures contracts -- The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

[bullet] Options -- The Fund is authorized to write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization expenses -- Deferred organization expenses are charged to expense on a straight-line basis over a five-year period.

(f) Dividends and distributions -- Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of 0.55% based upon the average weekly value of the Fund's net assets.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended May 31, 1997 were $63,949,326 and $64,057,996, respectively.

Net realized and unrealized gains (losses) as of May 31, 1997 were as follows:

                                    Realized      Unrealized
                                  Gains (Losses)     Gains

Long-term investments              $1,435,436     $5,256,176
Financial futures contracts          (338,975)          --
                                   ----------     ----------
Total                              $1,096,461     $5,256,176
                                   ==========     ==========

As of May 31, 1997, net unrealized appreciation for Federal income tax purposes aggregated $5,256,176, of which $6,968,068 related to appreciated securities and $1,711,892 related to depreciated securities. The aggregate cost of investments at May 31, 1997 for Federal income tax purposes was $139,551,297.

4. Common Stock Transactions:
At May 31, 1997, the Fund had one class of shares of Common Stock, par value $.10 per share, of which 200,000,000 shares were authorized. During the year ended May 31, 1997, shares issued and outstanding remained constant at 10,424,616. At May 31, 1997, total paid-in capital amounted to $149,463,597.

5. Capital Loss Carryforward:
At May 31, 1997, the Fund had a net capital loss carryforward of approximately $7,156,000, of which $1,023,000 expires in 2002, $1,351,000 expires in 2003 and $4,782,000 expires in 2004. This amount will be available to offset like amounts of any future taxable gains.

6. Subsequent Event:
On June 9, 1997, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.072114 payable on June 27, 1997 to shareholders of record as of June 19, 1997.


INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
MuniAssets Fund, Inc.:

We have audited the accompanying statement of assets, liabilities, and capital, including the schedule of investments, of MuniAssets Fund, Inc. as of May 31, 1997, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended and for the period June 25, 1993 (commencement of operations) to May 31, 1994. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at May 31, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MuniAssets Fund, Inc. as of May 31, 1997, the results of its operations, the changes in net assets and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
July 3, 1997


IMPORTANT TAX INFORMATION (unaudited)

All of the net investment income distributions paid monthly by MuniAssets Fund, Inc. during its taxable year ended May 31, 1997 qualify as tax-exempt interest dividends for Federal income tax purposes.

Please retain this information for your records.